Federated Insurance Series

Federated Prime Money Fund II

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

1.  Under the section entitled “Securities in Which the Fund Invests”, please delete the description of “CREDIT ENHANCEMENT” and replace with the following:

CREDIT ENHANCEMENT

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds.  Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security.  If a default occurs, these assets may be sold and the proceeds paid to security’s holders.  Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.  In addition, credit enhancement includes agreements to lend to the issuer amounts sufficient to repay or purchase the securities, provided that the Adviser has determined that the loan commitment will be available except under remote circumstances.

November 13, 2009

41708 (11/09)